SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2005

Wells Real Estate Investment Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland

(State or other jurisdiction of incorporation)

0-25739	58-2328421
(Commission File Number)	(IRS Employer Identification No.)

6200 The Corners Parkway, Norcross, Georgia 30092-3365

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (770) 449-7800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets

Disposition of Certain Properties in the Portfolio

On April 13, 2005, Wells Real Estate Investment Trust, Inc. (the “Registrant”), along with various Wells affiliated entities, sold 27 properties (the “Disposition’) from its existing portfolio for a gross sales price of $786.0 million, excluding closing costs and brokerage fees, to Lexington Corporate Properties Trust, an unaffiliated third party (the “Purchaser”). The Registrant and other affiliated property owners originally purchased the 27 properties from various unaffiliated entities for an aggregate purchase price of approximately $609.7 million. The Registrant’s share of the $786.0 million in gross sales price is approximately $760.8 million. The Registrant’s share of the $609.7 million aggregate original purchase price paid for these properties is approximately $587.1 million. Net sales proceeds applicable to the Registrant is approximately $756.2 million. The Registrant expects to recognize a gain of approximately $188.9 million from the Disposition.

Properties Involved in Sale

As part of the Disposition, the Registrant sold 23 properties that are wholly owned through various affiliated subsidiaries. Of the $786.0 million gross sales price, approximately $716.1 million related to these 23 properties, which the Registrant originally purchased for an aggregate purchase price of $556.1 million. The names and locations of the properties are listed below.

Property Name	Property Location	Building Square Footage
Bank of America Orange County	Brea, CA	637,503
Capital One Richmond	Glen Allen, VA	225,220
Daimler Chrysler Dallas	Westlake, TX	130,290
Allstate Indianapolis	Indianapolis, IN	89,956
EDS Des Moines	Des Moines, IA	405,000
Kraft Atlanta	Suwanee, GA	87,219
Kerr-McGee	Houston, TX	101,111
PacifiCare San Antonio	San Antonio, TX	142,500
ISS Atlanta	Atlanta, GA	289,000
Experian/TRW	Allen, TX	292,700
Travelers Express Denver	Lakewood, CO	68,165
Dana Kalamazoo	Kalamazoo, MI	150,945
Dana Detroit	Farmington Hills, MI	112,480
Transocean Houston	Houston, TX	155,991
Lucent	Cary, NC	120,000
Ingram Micro	Millington, TN	701,819
Nissan	Irving, TX	268,445
IKON	Houston, TX	157,790
ASML	Tempe, AZ	95,133
Dial	Scottsdale, AZ	129,689
Metris Tulsa	Tulsa, OK	101,100
Alstom Power Richmond	Midlothian, VA	99,057
AT&T Pennsylvania	Harrisburg, PA	81,859

In addition, the Registrant sold four properties that are owned through joint ventures with affiliates. Approximately $69.9 million of the $786.0 million gross sale price related to these four properties, which were originally purchased for an aggregate purchase price of approximately $53.6 million. The Registrant’s share of the approximately $69.9 million of gross sales price attributable to these four properties is approximately $44.8 million. The Registrant’s share of the approximately $53.6 million original purchase price for these four properties was approximately $31.0 million. The names and locations of these four properties, along with the name of the joint venture affiliate and the approximate percentage ownership of the Registrant in each of these properties are listed below.

Property Name	Property Location	% Owned	Joint Venture Affiliate	Building Square Footage
John Wiley Indianapolis	Fishers, IN	71.9%	Wells Real Estate Fund XIII, L.P.	141,047
AmeriCredit	Orange Park, FL	71.9%	Wells Real Estate Fund XIII, L.P.	85,000
AT&T Oklahoma	Oklahoma City, OK	55.0%	Wells Real Estate Fund XII, L.P.	128,500
Gartner	Ft. Myers, FL	56.8%	Wells Real Estate Fund XI, L.P. Wells Real Estate Fund XII, L.P.	62,400

Item 7.01. Regulation FD Disclosures

On April 14, 2005, the Registrant issued a press release announcing the Disposition. This press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

On April 13, 2005, the Registrant sent a letter to the financial representatives of its stockholders providing information regarding the Disposition. This letter is attached as Exhibit 99.2 to this Current Report on Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein are deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information. The following pro forma financial statements of the Registrant are submitted at the end of this Current Report on Form 8-K and are filed herewith and incorporated herein by reference:

Wells Real Estate Investment Trust, Inc.

Unaudited Pro Forma Financial Statements

Summary of Unaudited Pro Forma Consolidated Financial Statements	F-1

Pro Forma Consolidated Balance Sheet as of December 31, 2004 (unaudited)	F-2

Pro Forma Consolidated Statement of Operations for the year ended December 31, 2004 (unaudited)	F-4

(c)	Exhibits

a.	Exhibit 99.1 – Press Release dated April 14, 2005.

b.	Exhibit 99.2 – Financial Representative Letter dated April 13, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Douglas P. Williams
Douglas P. Williams
Executive Vice President

Date: April 13, 2005

WELLS REAL ESTATE INVESTMENT TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

This pro forma information should be read in conjunction with the consolidated financial statements and notes of Wells Real Estate Investment Trust, Inc. (“Wells REIT” or the “Registrant”) included in its annual report filed on Form 10-K for the year ended December 31, 2004.

The following unaudited pro forma consolidated balance sheet as of December 31, 2004 has been prepared to give effect to the second quarter 2005 dispositions of the Allstate Indianapolis Building, the Alstom Power Richmond Building, the ASML Building, the AT&T Pennsylvania Building, the Bank of America Orange County Building, the Capital One Richmond Buildings, the Daimler Chrysler Dallas Building, the Dana Detroit Building, the Dana Kalamazoo Building, the Dial Building, the EDS Des Moines Building, the Experian/TRW Building, the IKON Building, the Ingram Micro Building, the ISS Atlanta Buildings, the Kerr-McGee Building, the Kraft Atlanta Building, the Lucent Building, the Metris Tulsa Building, the Nissan Building, the Pacificare San Antonio Building, the Transocean Houston Building and the Travelers Express Denver Building (collectively, the “Wholly-Owned Buildings”) by Wells Operating Partnership, L.P. (“Wells OP”) and the AT&T Oklahoma Building by Wells Fund XII – REIT Joint Venture Partnership, the Gartner Building by Wells Fund XI – Fund XII – REIT Joint Venture and the AmeriCredit Building and the John Wiley Indianapolis Building by Wells Fund XIII – REIT Joint Venture Partnership (collectively, the “Joint Venture Buildings”) as if the dispositions occurred on December 31, 2004. Together, the Wholly Owned Buildings and the Joint Venture Buildings comprise the Q2 2005 Dispositions. The Q2 2005 Dispositions were sold to a single purchaser pursuant to the purchase and sale agreement described in the current report filed on Form 8-K dated February 25, 2005. Wells OP is a Delaware limited partnership that was organized to own and operate properties on behalf of Wells REIT, and is a consolidated subsidiary of Wells REIT. The aforementioned joint ventures are joint venture partnerships between Wells OP and various affiliated limited partnerships.

The following unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 has been prepared to give effect to the Q2 2005 Dispositions as if the dispositions occurred on January 1, 2004.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the Q2 2005 Dispositions been consummated as of January 1, 2004.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA CONSOLIDATED BALANCE SHEET

DECEMBER 31, 2004

(in thousands)

(Unaudited)

ASSETS

	Wells Real Estate Investment Trust, Inc. Historical (a)	Pro Forma Adjustments Q2 2005 Dispositions		Pro Forma Total
Real estate assets, at cost:
Land	$687,451	$(68,131	)(b)	$619,320
Buildings and improvements, less accumulated depreciation	3,579,059	(422,767	)(b)	3,156,292
Intangible lease assets, less accumulated amortization	313,803	(26,323	)(b)	287,480
Construction in progress	27,916	0		27,916

Total real estate assets	4,608,229	(517,221)		4,091,008

Investments in unconsolidated joint ventures	93,979	(32,075	)(c)	61,904
Cash and cash equivalents	51,127	745,551	(d)	796,678
Tenant receivables	93,269	(9,374	)(e)	83,895
Due from affiliates	1,479	0		1,479
Prepaid expenses and other assets	2,788	(227	)(e)	2,561
Deferred financing costs, less accumulated amortization	11,077	0		11,077
Deferred lease costs, less accumulated amortization	197,241	(12,902	)(f)	184,339
Investments in bonds	64,500	(64,500	)(g)	0

Total assets	$5,123,689	$109,252		$5,232,941

LIABILITIES AND STOCKHOLDERS’ EQUITY

	Wells Real Estate Investment Trust, Inc. Historical (a)	Pro Forma Adjustments Q2 2005 Dispositions		Pro Forma Total
Liabilities:
Lines of credit and notes payable	$890,182	$0		$890,182
Obligations under capital leases	64,500	(64,500	)(g)	0
Intangible lease liabilities, less accumulated amortization	120,451	(282	)(h)	120,169
Accounts payable and accrued expenses	84,142	(4,502	)(e)	79,640
Due to affiliates	1,430	0		1,430
Dividends payable	12,730	0		12,730
Deferred rental income	32,468	(622	)(e)	31,846

Total liabilities	1,205,903	(69,906)		1,135,997

Commitments and Contingencies	0	0		0

Minority Interest	4,961	0		4,961

Redeemable Common Shares	225,955	0		225,955

Stockholders’ Equity:
Preferred stock, $.01 par value; 100,000,000 shares authorized; none outstanding	0	0		0
Common shares, $.01 par value; 900,000,000 shares authorized, 473,486,397 shares issued and outstanding at December 31, 2004	4,735	0		4,735
Additional paid in capital	4,203,918	0		4,203,918
Accumulated deficit	(295,914)	179,158	(i)	(116,756)
Redeemable common shares	(225,955)	0		(225,955)
Other comprehensive loss	86	0		86

Total stockholders’ equity	3,686,870	179,158		3,866,028

Total liabilities and stockholders’ equity	$5,123,689	$109,252		$5,232,941

(a)	Historical financial information is derived from the Registrant’s annual report filed on Form 10-K as of December 31, 2004.
(b)	Reflects the basis of the net real estate assets, including unamortized intangible lease assets, of the Wholly-Owned Buildings as of December 31, 2004.
(c)	Reflects the Registrant’s interest in the basis of the net assets of the Joint Venture Buildings as of December 31, 2004. This adjustment would have been recorded by (a) increasing investment in unconsolidated joint ventures by $11,986 for the Registrant’s portion of the gain that would have been recognized on the sale of the Joint Venture Buildings had the transaction occurred on December 31, 2004 and (b) decreasing investment in joint ventures by $44,061 for the assumed distribution of net sale proceeds from the joint ventures to the Registrant.
(d)	Reflects the net sales proceeds of the Q2 2005 Dispositions, including the Registrant’s proportionate share of the assumed distribution of net proceeds from the respective joint ventures as a result of the sale of the Joint Venture Buildings.
(e)	Reflects various assets and liabilities of the Wholly-Owned Buildings as of December 31, 2004.
(f)	Reflects unamortized deferred lease costs of the Wholly-Owned Buildings as of December 31, 2004.
(g)	Reflects investments in bonds and associated obligations under capital leases related to the Ingram Micro Building and ISS Atlanta Buildings.
(h)	Reflects unamortized intangible lease liabilities of the Wholly-Owned Buildings as of December 31, 2004.
(i)	Reflects the Registrant’s pro forma gain recognized on the sale of the Q2 2005 Dispositions.

The accompanying notes are an integral part of this statement.

WELLS REAL ESTATE INVESTMENT TRUST, INC.

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands, except per share amounts)

(Unaudited)

	Wells Real Estate Investment Trust, Inc. Historical (a)	Pro Forma Adjustments Q2 2005 Dispositions		Pro Forma Total
Revenues:
Rental income	$485,073	$(59,520	)(b)	$425,553
Tenant reimbursements	128,930	(7,828	)(c)	121,102
Lease termination income	8,089	0		8,089

	622,092	(67,348)		554,744
Expenses:
Property operating costs	186,197	(10,287	)(d)	175,910
Asset and property management fees:
Related party	23,065	(2,735	)(e)	20,330
Other	3,807	(423	)(f)	3,384
General and administrative	17,199	(763	)(g)	16,436
Depreciation	97,238	(12,503	)(h)	84,735
Amortization	65,238	(6,767	)(i)	58,471

	392,744	(33,478)		359,266

Real estate operating income	229,348	(33,870)		195,478

Other income (expense):
Interest expense	(42,677)	4,523	(j)	(38,154)
Interest and other income	6,800	(4,523	)(k)	2,277
Equity in income of unconsolidated joint ventures	6,634	(2,159	)(l)	4,475
Loss on extinguishment of debt	(2,101)	0		(2,101)

	(31,344)	(2,159)		(33,503)

Income from continuing operations before minority interest	198,004	(36,029)		161,975

Minority interest in earnings of consolidated subsidiaries	(572)	0		(572)

Income from continuing operations	197,432	(36,029)		161,403

Per common share basic and diluted
Income from continuing operations	$0.42	$(0.08)		$0.34

Weighted average shares outstanding, basic and diluted	466,061			466,061

(a)	Historical financial information is derived from the Registrant’s annual report filed on Form 10-K for year ended December 31, 2004.
(b)	Reflects elimination of rental income, which is recognized on a straight-line basis, of the Wholly-Owned Buildings for the year ended December 31, 2004.
(c)	Reflects elimination of operating cost reimbursements of the Wholly-Owned Buildings for the year ended December 31, 2004.
(d)	Reflects elimination of property operating expenses of the Wholly-Owned Buildings for the year ended December 31, 2004.
(e)	Reflects elimination of related-party asset and property management fees, which are generally calculated as 4.5% of rental income and tenant reimbursements, of the Wholly-Owned Buildings for the year ended December 31, 2004.
(f)	Reflects elimination of property management fees paid to third party service providers by the Wholly-Owned Buildings for the year ended December 31, 2004.
(g)	Reflects elimination of property-related general and administrative expenses of the Wholly-Owned Buildings for the year ended December 31, 2004.
(h)	Reflects elimination of depreciation expense on the portion of purchase price allocated to Building, which is recognized using the straight-line method and a 40-year life, of the Wholly-Owned Buildings for the year ended December 31, 2004.
(i)	Reflects elimination of amortization of deferred lease costs and lease intangibles, which is recognized using the straight-line method over the lives of the respective leases, of the Wholly-Owned Buildings for the year ended December 31, 2004.
(j)	Reflects elimination of interest expense on obligations under capital leases associated with the Ingram Micro Building and ISS Atlanta Buildings for the year ended December 31, 2004.
(k)	Reflects elimination of interest income on investments in bonds associated with the Ingram Micro Building and ISS Atlanta Buildings for the year ended December 31, 2004.
(l)	Reflects the reduction of equity in income of joint ventures earned by the Registrant related to the Joint Venture Buildings for the year ended December 31, 2004. This pro forma adjustment does not include the Registrant’s portion of the non-recurring gain that would have been recognized on the sale of these buildings if the transaction had occurred on January 1, 2004.

The accompanying notes are an integral part of this statement.

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release dated April 14, 2005.

EX-99.2	Financial Representative Letter dated April 13, 2005.